UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2008
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE
EXHIBIT INDEX
EX-10.1
ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2008, the stockholders of John B. Sanfilippo & Son, Inc. (the “Company”) approved, among other items, the John B. Sanfilippo & Son, Inc. 2008 Equity Incentive Plan (the “2008 Plan”) at the annual meeting of stockholders (the “Annual Meeting”). The Board of Directors of the Company (the “Board”) and the Compensation Committee of the Board (the “Compensation Committee”) approved the 2008 Plan on September 4, 2008, at which time it became effective, subject to stockholder approval at the Annual Meeting.
The 2008 Plan authorizes the issuance of up to 1,000,000 shares of the Company’s common stock, $0.01 par value per share. The Compensation Committee administers the 2008 Plan. Under the terms of the 2008 Plan, the Compensation Committee selects the eligible individuals to whom awards are granted, determines the type, number and terms and conditions of awards granted under the 2008 Plan and makes other determinations necessary or advisable for administering the 2008 Plan.
Employees, directors, and other individuals providing services to the Company are eligible to receive awards under the 2008 Plan. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividends and dividend equivalents and common stock.
Unless the Compensation Committee sooner terminates the 2008 Plan, the 2008 Plan will terminate on September 4, 2018. Generally, the Compensation Committee may alter, amend or terminate the 2008 Plan at any time, provided that such action does not, without a participant’s consent, materially impair the rights of any award that has been granted to a participant. The Compensation Committee may not, without stockholder approval, (a) materially increase the number of shares reserved for issuance under the 2008 Plan except for certain adjustments as provided for in the 2008 Plan, (b) materially modify the requirements of eligibility for participation in the 2008 Plan, or (c) extend the date of termination of the 2008 Plan.
The foregoing summary of the 2008 Plan, and the more detailed summary set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 14, 2008, are qualified in their entirety by reference to the full text of the 2008 Plan attached hereto as Exhibit 10.1, which is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
October 30, 2008	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1	John B. Sanfilippo & Son, Inc. 2008 Equity Incentive Plan